                                                                   EXHIBIT 10.27

                             CPI INTERNATIONAL, INC.
                             STOCK OPTION AGREEMENT
                                   (DIRECTORS)

     THIS STOCK OPTION AGREEMENT (the "AGREEMENT") is made and entered into as of the date of grant set forth on Exhibit A hereto by and between CPI
International, Inc., a Delaware corporation (the "COMPANY"), and the individual
(the "OPTIONEE") set forth on Exhibit A.

     A. Optionee is becoming a member of the Board of Directors of the Company
("BOARD").

     B. The Board has determined that it is appropriate, desirable and in the best interests of the Company to grant options to Optionee.

     C. Accordingly, pursuant to the CPI International, Inc. 2006 Equity and
Performance Incentive Plan (the "PLAN"), the Company is hereby issuing this option (the "OPTION") to purchase the number of shares of the Common Stock of the Company (the "SHARES" or the "OPTION SHARES") set forth on Exhibit A hereto, at the exercise price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

     D. Unless otherwise defined herein, capitalized terms used in this
Agreement shall have the meanings set forth in the Plan.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

1.   Grant and Terms of Stock Option.

     1.1 Grant of Option. The Company has granted to the Optionee the right and option to purchase, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of the number of Shares set forth on Exhibit
A at a purchase price per Share equal to the exercise price per Share set forth on Exhibit A. This Option is not intended to be an Incentive Stock Option and is instead intended to be a Nonqualified Stock Option.

     1.2 Vesting and Exercisability. Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth on Exhibit A.
Notwithstanding the foregoing, in the event of termination of Optionee's status as a director for any reason, this Option shall immediately cease vesting;
provided, however, if such termination occurs as a result of either death or
Disability, the vesting of this Option shall be partially accelerated as set forth on Exhibit A hereto.

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     1.3 Term of Option. The "TERM" of this Option shall begin on the date of grant set forth on Exhibit A and end on the expiration of the Term specified on
Exhibit A. No portion of this Option may be exercised after the expiration of the Term.

          1.3.1 In the event of termination of Optionee's status as a director as a result of death or Disability, this Option shall terminate and be cancelled on the earlier of (i) the expiration of the Term, or (ii) 12 months after termination of Optionee's status as a director.

          1.3.2 In the event of termination of Optionee's status as a director for any reason other than cause, death or Disability, the portion of this
     Option that is not vested and exercisable as of the date of termination shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of
     Optionee's status as a director shall terminate and be cancelled on the earlier of (i) the expiration of the Term, or (ii) the Exercise Termination
     Date. The "Exercise Termination Date" shall mean the later of (x) 90 days after termination of Optionee's status as a director or (y) if Optionee reasonably determines that Optionee is prohibited or restricted from selling Shares in the public markets for any portion of the 90 day period in clause (x) (whether as a result of the possession of information that might be considered material nonpublic information, the absence of a registration statement available to Optionee, or other legal or contractual restrictions on sale), 90 days after all such restrictions cease to exist.

          1.3.3 If Optionee's status as a director is terminated for cause, this entire Option shall be cancelled and terminated as of the date of such termination and shall no longer be exercisable as to any Shares, whether or not previously vested.

2.   Method of Exercise.

     2.1 Delivery of Notice of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit B which shall state the election to exercise this Option, the number of Shares in respect of which this
Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of this Agreement and the Plan. Such written notice shall be signed by Optionee (or by Optionee's beneficiary or other person entitled to exercise this Option in the event of Optionee's death under the Plan) and shall be delivered in person or by overnight delivery service or certified mail to the
Secretary of the Company. At the same time, the Optionee shall pay the exercise price to the Company. This Option shall not be deemed exercised until the
Company receives such written notice and the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a Share.

     2.2 Restrictions on Exercise. No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended
(whether by registration or satisfaction of exemption conditions), all
Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed. As a condition to the exercise of this Option, the Company

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may require Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Committee, to comply with any Applicable Law.

     2.3 Method of Payment. Payment of the exercise price shall be made in full at the time of exercise (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) by delivery of a properly executed exercise notice together with any other documentation as the Committee and the
Participant's broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by
Applicable Law) required to pay the exercise price, or (c) with the consent of the Committee in its discretion, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings). In addition, the Committee may impose such other conditions in connection with the delivery of shares of
Common Stock in satisfaction of the exercise price as it deems appropriate in its sole discretion.

     2.4 Tax Withholding Obligations. In addition to the foregoing requirements, any exercise of this Option shall be conditioned upon the Optionee satisfying any applicable tax withholding obligations imposed on the Company in connection with the exercise of this Option.

3. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee's beneficiary or other person entitled to exercise this Option in the event of Optionee's death under the Plan. This Option may be assigned, in connection with the Optionee's estate plan, in whole or in part, during the Optionee's lifetime to one or more Family
Members of the Optionee. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

4. Restrictions; Restrictive Legends. Ownership and transfer of Shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions (including, without limitation, restrictions imposed by Applicable Laws and restrictions set forth or referenced in legends imprinted on certificates representing such Shares).

5. General.

     5.1 Governing Law. This Agreement  shall be governed by and construed under the laws of the  state  of  Delaware  applicable  to  agreements  made and to be performed

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entirely in Delaware, without regard to the conflicts of law provisions of
Delaware or any other jurisdiction.

     5.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by overnight courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the date on which such notice is deposited in the mails or with the overnight courier.

     If to the Company:   CPI International, Inc.
                          811 Hansen Way
                          Palo Alto, California 94303-1110
                          Attention: Chief Financial Officer

     If to Optionee, at the address set forth on Exhibit A.

     5.3 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.

     5.4 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.

     5.5 Application to Other Stock. In the event any capital stock of the
Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Option Shares on or with respect to which such other capital stock was distributed.

     5.6 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this
Agreement.

     5.7 No Third-Party Benefits. Except as otherwise expressly provided in this
Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

     5.8 Successors and Assigns. Except as provided herein to the contrary, this
Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     5.9 No Assignment. Except as otherwise provided in this Agreement, the
Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The

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Company shall be permitted to assign its rights or obligations under this
Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

     5.10 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

     5.11 Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.

     5.12 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

     5.13 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c)
the past tense includes the present, and the present tense includes the past;
(d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.

     5.14 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.15 Complete Agreement. This Agreement and the Plan constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

                                        CPI INTERNATIONAL, INC.

                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                        OPTIONEE

                                        ----------------------------------------
                                        Name:

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                                    EXHIBIT A
                          DETAILS OF STOCK OPTION GRANT

Optionee Name:                      ____________________________________________
Date of Grant:                      ____________________________________________
Number of Shares of Common Stock:   ____________________________________________
Exercise Price Per Share:           ____________________________________________
Term of Option:                     10 Years after date of grant

VESTING SCHEDULE: Subject to the restrictions and limitations of the Option
Agreement and the Plan, this Option shall vest and become exercisable as follows:

1/3 of the Shares subject to this Option will vest on the day before the first annual stockholders meeting occurring after the Date of Grant.

1/3 of the Shares subject to this Option will vest on the day before the second annual stockholders meeting occurring after the Date of Grant.

1/3 of the Shares subject to this Option will vest on the day before the third annual stockholders meeting occurring after the Date of Grant.

If Optionee's status as a director terminates as result of death or Disability and the date of termination does not occur on a vesting date, then for purposes of determining the extent to which this Option has vested, Optionee's status as a director shall be deemed to have terminated on the next occurring vesting date. For example, if Optionee's status as a director terminates as result of death or Disability one month before the second annual meeting after the date of grant, 66 2/3% of the Shares subject to this Option shall be deemed to be vested and exercisable as of the date of termination (and no further vesting shall occur).

Optionee Address: ________________________________

                                    EXHIBIT B
                       NOTICE OF EXERCISE OF STOCK OPTION

CPI International, Inc.
811 Hansen Way
Palo Alto, California 94303-1110
Attn: Chief Financial Officer

Ladies and Gentlemen:

     The undersigned hereby elects to exercise the option indicated below:

Option Grant Date: ____________________
Number of Shares Being Exercised: ____________
Exercise Price Per Share: _________________
Total Exercise Price: $_____________
Method of Payment: ______________

     Enclosed herewith is payment in full of the total exercise price.

     My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

          Name: __________________________________

          Address: _______________________________
                   _______________________________

          Social Security Number: ________________

     I UNDERSTAND THAT THERE MAY BE ADVERSE TAX CONSEQUENCES TO ME AS A RESULT
OF THE EXERCISE OF THE OPTION AND/OR ANY SALE OF THE SHARES, AND I HAVE
CONSULTED WITH MY OWN TAX ADVISOR REGARDING THOSE CONSEQUENCES AND I AM NOT
RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     I ALSO AGREE THAT I WILL NOT SELL OR DISPOSE OF MY SHARES IN VIOLATION OF
APPLICABLE SECURITIES LAWS, COMPANY POLICY (INCLUDING APPLICABLE "BLACK-OUT"
PERIODS) OR ANY AGREEMENT BY WHICH I AM BOUND.

                                    Sincerely,

Dated:
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                                    (Optionee's Signature)

                                 SPOUSAL CONSENT

     By his or her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing Option Agreement
(including those relating to the appointment of the Optionee as agent for any interest that Spouse may have in the Option Shares).

                                    OPTIONEE'S SPOUSE

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                                    Signature

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